LETTER OF TRANSMITTAL
To Tender Units of Limited Partnership Interest
of
Amrecorp Realty Fund II, L.P.
Pursuant to the Offer to Purchase
dated May 10, 2007
of
Robert J. Werra

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON JUNE 8, 2007 UNLESS THE OFFER IS EXTENDED

The Depositary for the Offer is:

UNIVESCO, INC.

By Mail: 2800 North Dallas Parkway, Suite 100 Plano, Texas 75093	Facsimile Transmission: (972) 836-8033	By Hand or Overnight Courier: 2800 North Dallas Parkway, Suite 100 Plano, Texas 75093
Telephone: (972) 836-8000

Direct all requests for assistance to John R. Werra at (972) 836-8001 or toll free at (800) 966-2787

Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of instructions via a facsimile to a number other than as set forth above will not constitute a valid delivery.

This Letter of Transmittal and the instructions accompanying this Letter of Transmittal should be read carefully before this letter of transmittal is completed.

DESCRIPTION OF UNITS TENDERED
Name(s) and Address(es) of Registered Holder(s) and Number of Units Owned	Total Number of Units Tendered

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY
WHEN TENDERING UNITS, YOU MUST SEND ALL PAGES OF THIS LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

The undersigned hereby tenders to Robert J. Werra (the “Purchaser”) the above-described units of limited partnership interest (the “Units”) of Amrecorp Realty Fund II, L.P., a Texas limited partnership (the “Partnership”), pursuant to the Purchaser’s offer to purchase all outstanding Units at $100 per Unit (less the amount of any distributions, if any, made by the Partnership from May 10, 2007 to the Expiration Date), in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated May 10, 2007, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any amendments and supplements thereto, collectively constitute the “Offer”). The Offer expires at 12:00 Midnight, New York City time, on June 8, 2007, unless extended as described in the Offer to Purchase (as extended, the “Expiration Date”). The Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Units tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer or prejudice your rights to receive payment for Units validly tendered and accepted for payment.

Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the Units tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Units that are being tendered hereby (and any and all distributions, other Units or other securities issued or issuable in respect thereof on or after the date of this Offer) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Units (and all such distributions, other Units or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) present such Units (and any distributions or all such other Units or securities) for transfer on the books of the Partnership and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Units (and any distributions or all such other Units or securities), all in accordance with the terms of the Offer.

The undersigned hereto irrevocably appoints the Purchaser and any designees of the Purchaser as the undersigned’s proxy, each with full power of substitution, to the fullest extent of the undersigned’s rights with respect to the Units tendered by him or her and accepted for payment by the Purchaser. Such proxy shall be considered coupled with an interest in the tendered Units. Such appointment will be effective when, and only to the extent that, the tendered units are accepted for payment. Upon such acceptance for payment, all prior proxies and consents given by the undersigned with respect to the Units will, without further action, be revoked, and no subsequent proxies or consents may be given (and if given will not be effective). The Purchaser and its designees are, as to those Units, empowered to exercise all voting and other rights as a limited partner as the Purchaser, in its discretion, may deem proper at any meeting of limited partners, by written consent or otherwise. By executing this Letter of Transmittal, the undersigned agrees to execute all such documents and take such other actions as shall be reasonably required to enable the Units tendered to be voted in accordance with the Purchaser’s directions. The proxy granted by the undersigned to the Purchaser will remain effective and be irrevocable for a period of ten years following the Expiration Date of the Offer.

The undersigned hereto hereby irrevocably constitutes and appoints the Purchaser and any designees of the Purchaser as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Units, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to do all such acts and things necessary or expedient to deliver such Units and transfer ownership of such Units to the Purchaser on the books of the Partnership, together with all accompanying evidence of transfer and authenticity, to sign any and all documents necessary to authorize the transfer of the Units to the Purchaser, and upon receipt by the Depositary (as the undersigned’s agent) of the Offer price, to become a substitute limited partner, to receive any and all distributions made or declared by the Partnership from and after the Expiration Date (regardless of the record date for any such distribution), and to receive all benefits and otherwise exercise all rights of beneficial ownership of such Units, all in accordance with the terms of the Offer. This appointment is effective upon purchase of the Units by the Purchaser and will remain effective and be irrevocable for a period of ten years following the Expiration Date. Upon purchase of the Units pursuant to the Offer, all prior powers of attorney given by the undersigned hereto with respect to such Units will be revoked and no subsequent powers of attorney may be given (and if given will not be deemed effective).

In addition to and without limiting the generality of the foregoing, the undersigned hereto hereby irrevocably (i) requests and authorizes (subject to and effective upon acceptance for payment of any Unit tendered hereby) the Partnership and its general partner to take any and all actions as may be required to effect the transfer of the undersigned’s Units to the Purchaser (or his designee) and to admit the Purchaser as a substitute limited partner in the Partnership under the terms of the limited partnership agreement of the Partnership; (ii) empowers the Purchaser and its agent to execute and deliver to the general partner a change of address form instructing the general partner to send any and all future distributions to the address specified in the form, and to endorse any check payable to or upon the order of such Unitholder representing a distribution to which the Purchaser is entitled pursuant to the terms of the Offer, in each case, in the name and on behalf of the tendering Unitholder; and (iii) agrees not to exercise any rights pertaining to the Units without the prior consent of the Purchaser.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Units tendered herein (and any distributions or other Units or other securities issued or issuable in respect thereof on or after the date of this Offer) and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Units tendered hereby (and any distributions or other Units or securities).

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

The undersigned hereby (i) acknowledges that the undersigned has been advised that the Purchaser is the general partner of the Partnership and that, in such capacity, the Purchaser makes no recommendation as to whether or not the undersigned should tender his or her Units in the Offer and (ii) represents and warrants that the undersigned has made his or her own decision to tender Units.

The undersigned understands that tenders of Units pursuant to any one of the procedures described in the Offer to Purchase under the heading “The Offer - Section 3. Procedures for Tendering Units” and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the purchase price of any Units purchased in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price of any Units purchased to the undersigned at the address shown in the “Description of Units Tendered” box on the first page of this Letter of Transmittal. In the event that both “Special Payment Instructions” and “Special Delivery Instructions” are completed, please issue the check for the purchase price of any Units purchased in the name(s) of, and mail such check to the person(s) so indicated. The undersigned recognizes that the Purchaser has no obligation pursuant to the “Special Payment Instructions” to transfer any Units from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Units so tendered.

SPECIAL PAYMENT INSTRUCTIONS
(See Instruction 3)
To be completed ONLY if the check for the purchase price of Units purchased (less the amount of any federal income and backup withholding tax required to be withheld) is to be issued in the name of someone other than the undersigned.

Issue check to:
Name: _______________________________________________________________________________________
                    (Please Print)
Address: _____________________________________________________________________________________

____________________________________________________________________________________
             Taxpayer Identification Number

SPECIAL DELIVERY INSTRUCTIONS
(See Instruction 3)
To be completed ONLY if the check for the purchase price of Units purchased (less the amount of any Federal income and backup withholding tax required to be withheld) is to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).

Mail check to:
Name: _______________________________________________________________________________________
                    (Please Print)
Address: _____________________________________________________________________________________

SIGNATURE BOX
(See Instruction 2)
Dated: ________________________

X ___________________________________________________________________________________________
                    (Signature of Owner)

X ___________________________________________________________________________________________
                    (Signature of Joint Owner)

Name and Capacity (if other than individuals):
Title:
Address: _____________________________________________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________________________________________________

Area Code and Telephone Number ___________________________
(Must be signed by registered holder(s) exactly as name(s) appear(s) on the front of this Letter of Transmittal or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 2.)

GUARANTEE OF SIGNATURE (If required)
(See Instruction 2)
(For use by Eligible Institutions only.
Place medallion guarantee in space below)
Name of Firm ________________________________________________________________________________
Address ____________________________________________________________________________________
Authorized Signature __________________________________________________________________________
Name ______________________________________________________________________________________
                     (Please Print)

Area Code and Telephone Number ______________________________
Dated __________________________________

TAX CERTIFICATIONS
(See Instruction 3)

BOX A
REQUESTOR’S NAME: UNIVESCO, INC.
Name (as shown on your income tax return)
Business Name, if different from above
Check the appropriate box ☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other ___________	☐ Exempt from backup withholding
Address (number, street, and apt. or suite no.)
City, state, and ZIP code
SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification No.

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. For most individuals, this is your social security number. For other entities, it is your employer identification number. If you do not have a number, see “Obtaining a Taxpayer Identification Number” on page 11.

Note: If the account is in more than one name, see the chart in the enclosed Guidelines on page 10 to determine what number to enter.

Social Security Number
________________
OR
Employer Identification
Number:
_________________

Part II Certification - under penalties of perjury, I certify that:
(1)  The number shown on this form is my correct taxpayer identification number or I am waiting for a number to be issued to me;
(2)  I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3)  I am a U.S. person (including a U.S. resident alien).
Certification Instructions - You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item (2) does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement account (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.

Signature _________________________________________________________________ Date _______________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING TAX BEING WITHHELD ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

BOX B
FIRPTA AFFIDAVIT
Under Section 1445(e)(5) of the Internal Revenue Code and Treas. Reg. 1.1445 11T(d), a transferee must withhold tax equal to 10% of the amount realized with respect to certain transfers of an interest in a partnership if 50% or more of the value of its gross assets consists of U.S. real property interests and 90% or more of the value of its gross assets consists of U.S. real property interests plus cash equivalents, and the holder of the Units is a foreign person. To inform Univesco, Inc. that no withholding is required with respect to the Unitholder’s Units in the Partnership, the undersigned hereby certifies the following under penalties of perjury:
(i) Unless this box   is checked, the Unitholder, if an individual, is a U.S. citizen or a resident alien for purposes of U.S. income taxation, and if other than an individual, is not a foreign corporation, foreign partnership, foreign estate or foreign trust(as those terms are defined in the Internal Revenue Code and Income Tax Regulations);
(ii) The Unitholder is not a disregarded entity as defined in Treas. Reg. Section 1.1445-2(b)(2)(iii);
(iii) The Unitholder’s U.S. social security number (for individuals) or employer identification number (for non individuals) is correct as furnished in the blank provided for that purpose in Box A;
(iv) The Unitholder’s home address (for individuals), or office address (for non individuals), is correctly printed and is correct as furnished in the blank provided for that purpose in Box A.

The undersigned understands that this certification may be disclosed to the Internal Revenue Service by Univesco, Inc. and that any false statements contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and the best of my knowledge and belief it is true, correct, and complete.

Signature _________________________________________________________________ Date _______________________

INSTRUCTIONS
FOR COMPLETING LETTER OF TRANSMITTAL

1. Requirements of Tender. To be effective, a duly completed and signed Letter of Transmittal (or facsimile thereof) and any other required documents must be received by the Depositary at its address or its facsimile number set forth on the front page of this Letter of Transmittal by the Expiration Date. To ensure receipt of the Letter of Transmittal and any other required documents that are delivered to the Depositary, it is suggested that you use overnight courier delivery or, if the Letter of Transmittal and any other required documents are to be delivered by United States mail, that you use certified or registered mail, return receipt requested.

Our records indicate that you own the number of Units set forth in the box “Description of Units Tendered” under the column entitled “Name(s) and Address(es) of Registered Holder(s) and Number of Units Owned.” If you would like to tender only a portion of your Units, please so indicate in the space provided in the box entitled “Number of Units Tendered.”

When tendering, you must send all pages of the Letter of Transmittal, including executed tax certifications (Boxes A and B).

The method of delivery of the Letter of Transmittal and all other required documents is at the option and risk of the tendering Unitholder and delivery will be deemed made only when actually received by the Depositary. In all cases, sufficient time should be allowed to assure timely delivery.

  2. Signature Requirements.

Individual and Joint Owners.  After carefully reading and completing the Letter of Transmittal, to tender Units, Unitholders must sign at the “X” in the Signature Box. The signature(s) must correspond exactly with the names printed on the front of the Letter of Transmittal. No signature guarantee on the Letter of Transmittal is required if the Letter of Transmittal is signed by the Unitholder (or beneficial owner in the case of an IRA) unless the “Special Payment Instructions” or “Special Delivery Instructions” box has been filled in. See Instruction 3. If any tendered Units are registered in the names of two or more joint owners, all such owners must sign this Letter of Transmittal.

IRAs/Eligible Institutions.  For Units held in an IRA account, the beneficial owner should sign in the Signature Box and no signature guarantee is required. Similarly, no signature guarantee is required if Units are tendered for the account of a member firm of a registered national security exchange, a member firm of the National Association of Securities Dealers, Inc. or a commercial bank, savings bank, credit union, savings and loan association or trust company having an office, branch or agency in the United States (each an “Eligible Institution”).

Trustees, Corporations, Partnership and Fiduciaries.  Trustees, executors, administrators, guardians, attorneys-in-fact, officers of a corporation, authorized partners of a partnership or other persons acting in a fiduciary or representative capacity must sign at the “X” in the Signature Box and have their signatures guaranteed in the “Guarantee of Signature” box by an Eligible Institution that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc. If the Letter of Transmittal is signed by trustees, administrators, guardians, attorneys-in-fact, officers of a corporation, authorized partners of a partnership or others acting in a fiduciary or representative capacity, such persons should, in addition to having their signatures guaranteed, indicate their title in the Signature Box and must submit proper evidence satisfactory to the Purchaser of their authority to so act (contact the Depositary for any questions).

3. Special Payment and Delivery Instructions.  If payment is to be made to the name of a person other than the person signing the Signature Box in the Letter of Transmittal or if payment is to be sent to someone other than the person signing in the Signature Box or to an address other than that set forth in the Letter of Transmittal in the box entitled “Description of Units Tendered,” then the appropriate boxes on the Letter of Transmittal should be completed. In this case, the person(s) signing in the Signature Box must have their signatures guaranteed with a signature guarantee in the Guarantee of Signature box by an Eligible Institution that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc.

4. Tax Certifications. Under U.S. federal income tax laws, the Depositary will be required to withhold 28% backup withholding of the amount of any payments made to certain persons. To avoid backup withholding, Unitholders tendering Units must furnish their taxpayer identification number (“TIN”) and certify as true, under penalties of perjury, the representations in Box A and Box B.

Box A — Substitute Form W-9.

Part I, Taxpayer Identification Number. Tendering Unitholders must certify to the Purchaser that the TIN provided in Box A is correct. If a correct TIN is not provided, penalties may be imposed by the Internal Revenue Service, in addition to being subject to backup withholding. When determining the TIN to be furnished, please refer to the Guidelines on page 10.

Part II, Backup Withholding. In order to avoid federal income tax backup withholding, the tendering Unitholder must certify, under penalty of perjury, that such Unitholder is not subject to backup withholding. Certain unitholders (including, among others, all corporations and certain exempt non-profit organizations) are not subject to backup withholding. Backup withholding is not an additional tax. If withholding results in an overpayment of taxes, a refund may be obtained.

In order for a Unitholder that is not a U.S. Person (“Non-U.S. Person”) to qualify as exempt, such Unitholder must submit a completed Form W-8BEN “Certificate of Foreign Status,” Form W-8ECI “Certificate of Foreign Person’s Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a U.S. Trade or Business,” or Form W-8IMY “Certificate of Foreign Intermediary, Foreign Flow Through Entity or Certain U.S. Branches for United States Tax Withholding” signed under penalties of perjury attesting to such exempt status. Such forms may be obtained from the Internal Revenue Service at www.irs.gov.

Box B — FIRPTA Affidavit.  Section 1445 of the Internal Revenue Code requires that each Unitholder transferring interests in a partnership with real estate assets meeting certain criteria certify under penalty of perjury the representations made in Box B, or be subject to withholding of tax equal to 10% of the amount realized for interests purchased. Tax withheld under Section 1445 of the Code is not an additional tax. If withholding results in an overpayment of tax, a refund may be obtained from the Internal Revenue Service.

5. Conditional Tenders.  No alternative, conditional or contingent tenders will be accepted.

6. Validity of Letter of Transmittal.  All questions as to the validity, form, eligibility (including time of receipt) and acceptance of a Letter of Transmittal and other required documents will be determined by the Purchaser and such determination will be final and binding. The Purchaser’s interpretation of the terms and conditions of the Offer (including these Instructions for this Letter of Transmittal) will be final and binding. The Purchaser will have the right to waive any irregularities or conditions as to the manner of tendering. Any irregularities in connection with tenders, unless waived, must be cured within such time as the Purchaser shall determine. This Letter of Transmittal will not be valid until any irregularities have been cured or waived. Neither the Purchaser nor the Information Agent are under any duty to give notification of defects in a Letter of Transmittal and will incur no liability for failure to give such notification.

7. Assignee Status.  Assignees must provide documentation to the Depositary that demonstrates, to the satisfaction of the Purchaser, such person’s status as an assignee.

8. Transfer Taxes. The Purchaser will pay any transfer taxes with respect to the sale and transfer of any Units to him pursuant to the Offer. If, however, payment of the Offer price is to be made to any person other than the registered owner(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Units to the Purchaser pursuant to the Offer, then the amount of any transfer taxes (whether imposed on the registered owner(s), or otherwise) will be deducted from the Offer price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.-Social Security numbers (SSN) have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers (EIN) have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine what name and number to give the payer.

 For this type of account:
 1. An individual's account

 2. Two or more individuals (joint account)

 3. Custodian account of minor (Uniform Gift to Minors Act)

 4. a. The usual revocable savings trust account (grantor is also trustee)
b. So-called trust account that is not a legal or valid trust under State law.

 5. Sole proprietorship or single-owner LLC

Give the SOCIAL SECURITY number of:
The individual

The actual owner of the account or, if combined funds, the first individual on the account[1]

The minor [2]

The grantor-trustee [1]
The actual owner [1]

The owner[3]

For this type of account:	Give the EMPLOYER IDENTIFICATION number of:
 6. Sole proprietorship account or single-owner LLC

 7. A valid trust, estate, or pension trust

 8. Corporate account or LLC electing corporate status on Form 8832

 9. Association, club, religious, charitable, educational or other tax-exempt organization

10. Partnership or multi-member LLC

11. A broker or registered nominee

12. Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district or prison) that receives agricultural program payments
The owner [3] Legal entity[4] The corporation The organization The partnership The broker or nominee The public entity

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.
2 Circle the minor's name and furnish the minor's SSN.
3 You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the IRS encourages you to use your SSN.
4 List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)
Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Taxpayer Identification Number

If you don't have a taxpayer identification number (TIN) you need to apply for one. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.socialsecurity.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Related Topics. You can get Forms W-7 and SS-4 from the IRS by visiting ww.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).
Payees Exempt from Backup Withholding
Payees specifically exempted from backup withholding on ALL payments include the following:
•	A corporation.
•	A financial institution.
•	An organizational exempt from tax under section 501(a), an individual retirement plan, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).
•	The United States or any agency or instrumentality thereof.
•	A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
•	A foreign government, a political subdivision of a foreign government, or any agency, or instrumentality thereof.
•	An international organization or any agency, or instrumentality thereof.
•	A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
•	A real estate investment trust.
•	A common trust fund operated by a bank under section 584(a).
•	An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
•	An entity registered at all times during the tax year under the Investment Company Act of 1940
•	A foreign central bank of issue.
•	A futures commission merchant registered with the Commodity Futures Trading Commission.
•	A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.
Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
•	Payments to nonresident aliens subject to withholding under section 1441.
•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
•	Payments of patronage dividends where the amount received is not paid in money.
•	Payments made by certain foreign organizations.
Payments of interest not generally subject to backup withholding include the following:
•
Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt interest dividends under section 852).
•	Payments described in section 6049(b)(5) to nonresident aliens.
•	Payments on tax-free covenant bonds under section 1451.
•	Payments made by certain foreign organizations.
•	Mortgage interest paid to an individual.
Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. File this form with the payer, furnish your taxpayer identification number, write "exempt' on the face of the form, and return it to the payer. If the payments are interest, dividends, or patronage dividends, also sign and date the form.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under section 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N and the corresponding regulations.

Privacy Act Notice. Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties
  Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
  Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
  Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
CONSULTANT OR THE INTERNAL REVENUE SERVICE